HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042    HV-5795 – PremierSolutions Standard (Series A)

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Supplement dated May18, 2017 to your Prospectus

FUND NAME CHANGE

BLACKROCK LARGE CAP CORE FUND – INVESTOR A SHARES

Effective on or about June 12, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Blackrock Large Cap Core Fund – Investor A Shares	Blackrock Advantage Large Cap Core Fund – Investor A Shares

As a result of the above change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.